SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-A
                          PRE-EFFECTIVE AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JP REALTY, INC.
                                 ---------------
             (Exact name of registrant as specified in its Charter)

               MARYLAND                               87-0515088
               --------                               ----------
       (State of Incorporation)                    (I.R.S. Employer
                                                  Identification No.)


 35 Century Park-Way, Salt Lake City, Utah              84115
 -----------------------------------------              -----
 (Address of principal executive offices)             (Zip Code)

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12 (b) OF THE ACT:

           Title of each class                    Name of each exchange on which
           to be so registered                    each class is to be registered

---------------------------------------------     ------------------------------

Series A Junior Participating Preferred Stock         New York Stock Exchange
Purchase Rights

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12 (g) OF THE ACT:

                                      None
                                (Title of Class)

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to it Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   AUGUST 18, 1999                   JP REALTY, INC.


                                          By: /s/ G. Rex Frazier
                                              ----------------------------------
                                              Name:  G. Rex Frazier
                                              Title: President and Chief
                                                      Operating Officer